First Trust Multi-Strategy Fund

Class A Shares – OMOAX

Class C Shares – OMOCX

Class I Shares – OMOIX

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated June 5, 2023, to the

Prospectus, Statement of Additional Information (“SAI”),

and Summary Prospectus, each dated May 1, 2023.

Effective June 12, 2023 (the “Effective Date”), the First Trust Multi-Strategy Fund’s ticker symbols will change as indicated below:

Class	Current Ticker Symbol	New Ticker Symbol
Class A Shares	OMOAX	FTMAX
Class C Shares	OMOCX	FTMCX
Class I Shares	OMOIX	FTMIX

Accordingly, as of the Effective Date, all references to the Fund’s ticker symbols in the Prospectus, SAI, and Summary Prospectus are revised as indicated above.

Please retain this Supplement with your records.